Exhibit 32.1

                  Flexpoint Sensor Systems, Inc.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

The undersigned officers of Flexpoint Sensor Systems, Inc. certify pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 that:

..     the annual report on Form 10-KSB of the Company for the year ended
      December 31, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

..     the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


         06/29/2005            /s/ Clark M. Mower
Date: _______________________  _______________________________________
                               Clark M. Mower
                               Chief Executive Officer




          06/29/2005           /s/ John A. Sindt
Date: _______________________  ______________________________________
                               John A. Sindt
                               Principal Financial Officer